UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)  August 30, 2006
                                                    ---------------------------


                         TUMBLEWEED COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)

            Delaware              000-26223               94-3336053
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  (State or other jurisdiction   (Commission             (IRS Employer
        of incorporation)        File Number)         Identification No.)


           700 Saginaw Drive, Redwood City, California         94063
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            (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code    (650) 216-2000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

     On August 30, 2006, Tumbleweed Communications Corp. (the "Company") and Denis M. Brotzel executed a separation and release agreement, dated July 31, 2006, in connection with his resignation as Senior Vice President, Worldwide Sales (the "Agreement"). The Agreement provides that Mr. Brotzel will remain in an advisory role to the Company until January 31, 2007. Mr. Brotzel is entitled to receive a lump sum payment of $59,251 and eight payments of $15,625, each in accordance with the Company's regular semi-monthly payroll practices. In addition, vesting of 36,063 Company stock option shares held by Mr. Brotzel will accelerate and be exercisable for 180 days thereafter.

     The foregoing is a summary description of certain terms of the Agreement and is qualified in its entirety by reference to the Agreement, attached hereto as Exhibit 10.1.


Item 1.02    Termination of a Material Definitive Agreement.

     The Agreement supersedes the Employment Agreement between Mr. Brotzel and the Company, dated April 15, 2005. The material terms of the Agreement are described under Item 1.01 above and incorporated by reference into this Item 1.02.

Item 9.01    Financial Statements and Exhibits.

(c)      Exhibits

              10.1       Separation and Release Agreement, dated
                         July 31, 2006, between Denis M. Brotzel and
                         Tumbleweed Communications Corp.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TUMBLEWEED COMMUNICATIONS CORP.


                                    By:  /s/ James J. MacDonald
                                        -----------------------------------
                                    Name:  James J. MacDonald
                                    Title: Assistant Secretary


Date:  September 6, 2006